Madison Funds
Supplement Dated February 5, 2016
This Supplement amends the Prospectus of the Madison Funds dated February 28, 2015 as supplemented August 7, 2015, October 19, 2015, December 18, 2015, and December 23, 2015, and the Statement of Additional Information (SAI) dated February 28, 2015 as supplemented May 29, 2015, October 19, 2015, December 18, 2015, December 23, 2015 and the Summary Prospectus for the Madison Covered Call & Equity Income Fund dated February 28, 2015.
Madison Covered Call & Equity Income Fund
Currently the Covered Call & Equity Income Fund is co-managed by Ray DiBernardo, CFA, and Frank Burgess. Effective as of the date hereof, Mr. Burgess is replaced by Walter Dewey, CFA as co-manager of the fund.
As a result of the foregoing, all references in the prospectus and SAI to Mr. Burgess as co-manager of the fund are deleted, and the disclosure related to Portfolio Management is amended as noted below.
Portfolio Management
The Covered Call & Equity Income Fund is co-managed by Ray DiBernardo, CFA, and Walter Dewey, CFA. Mr. DiBernardo, Vice President and Portfolio Manager of Madison, has co-managed the fund since the fund's inception in November 2009. Prior to joining Madison in 2003, Mr. DiBernardo was employed at Concord Trust in Chicago, IL as well as a Toronto-based international equity firm. Mr. Dewey, Vice President and Portfolio Manager, has co-managed the fund since February 2016. Mr. Dewey has been with Madison since December 2012. Prior to that, he served as a portfolio manager for Reinhart Partners, Inc. (“Reinhart”), an investment advisory firm, since 2008. For the twenty years prior to joining Reinhart, Mr. Dewey was a portfolio manager for U.S. Bancorp in Madison, WI.

Please keep this Supplement with your records.